UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
Current Report

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2021

Cadence Bancorporation
(Exact name of registrant as specified in its charter)

Delaware	001-38058	47-1329858
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2800 Post Oak Boulevard, Suite 3800 Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

(713) 871-4000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	CADE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 2.01.	Completion of Acquisition or Disposition of Assets.

Effective October 29, 2021, Cadence Bancorporation (the “Company”) completed its previously announced merger (the “Merger”) with BancorpSouth Bank (“BancorpSouth”) pursuant to an Agreement and Plan of Merger dated as of April 12, 2021 and amended as of May 27, 2021 (the “Merger Agreement”).  At the closing, the Company merged with and into BancorpSouth, with BancorpSouth surviving the Merger as the surviving corporation.  In connection with the closing, BancorpSouth Bank changed its name from “BancorpSouth Bank” to “Cadence Bank” and changed its New York Stock Exchange (“NYSE”) ticker symbol from “BXS” to “CADE”.

Following the Merger, Cadence Bank, N.A. (“Cadence Bank”), a subsidiary that was wholly owned by the Company, merged with and into BancorpSouth, with BancorpSouth as the surviving bank (the “Bank Merger”).

Under the terms of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.01 per share, of the Company (“Company Common Stock”) issued and outstanding immediately prior to the Effective Time, other than certain shares held by the Company or BancorpSouth, were converted into the right to receive 0.70 shares of common stock (the “Exchange Ratio”), par value $2.50 per share, of BancorpSouth (“BancorpSouth Common Stock”) plus, if applicable, cash in lieu of fractional shares of BancorpSouth Common Stock. Prior to the Effective Time and in connection with the Merger, the Company declared and paid a special cash dividend of $1.25 per share of Company Common Stock (the “Special Dividend”).  Immediately prior to the Effective Time, each option to purchase shares of Company Common Stock (“Company Stock Option”) that was outstanding immediately prior to the Effective Time was equitably adjusted immediately prior to the Effective Time by an amount equal to the Special Dividend. At the Effective Time, each outstanding and unexercised Company Stock Option was converted into an option to purchase shares of BancorpSouth Common Stock, with the number of shares underlying such option and the applicable exercise price of such option adjusted based on the Exchange Ratio.  Each such converted Company Stock Option will continue to be subject to the same terms and conditions after giving effect to certain provisions under the applicable equity incentive plan or award agreement as applied to the corresponding Company Stock Option immediately prior to the Effective Time. Each restricted stock unit award in respect of shares of Company Common Stock (“Company RSU”) that was outstanding immediately prior to the Effective Time was converted, at the Effective Time, into the right to receive the Special Dividend (through a dividend equivalent account) and a restricted stock unit award in respect of a number of shares of BancorpSouth Common Stock (“BancorpSouth Converted RSU Award”) based on the Exchange Ratio, which will continue to be subject to the same terms and conditions as applied to the corresponding Company RSU immediately prior to the Effective Time. At the Effective Time, each performance stock unit award in respect of Company Common Stock (“Company PSU”) that was outstanding immediately prior to the Effective Time was converted into the right to receive the Special Dividend (through a dividend equivalent account) and a BancorpSouth Converted RSU Award based on the Exchange Ratio (with the number of shares of Company Common Stock determined based on the higher of target performance and actual performance), and will continue to be subject to the same terms and conditions (other than performance conditions) as applied to the corresponding Company PSU immediately prior to the Effective Time.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As a result of the Merger, the Company no longer fulfills the listing requirements of the NYSE. On October 29, 2021 BancorpSouth notified the NYSE that the Merger had closed and requested that the NYSE (i) suspend trading of Company Common Stock, (ii) withdraw Company Common Stock from listing on the NYSE prior to the start of trading on October 29, 2021 and (iii) file with the SEC a notification of delisting of Company Common Stock under Section 12(b) of the Securities Exchange Act of 1934 (the “Exchange Act”). As a result, Company Common Stock will no longer be listed on the NYSE.

Additionally, the Company intends to file with the SEC certifications on Form 15 under the Exchange Act requesting the deregistration of Company Common Stock under Section 12(g) of the Exchange Act and the suspension of the Company’s reporting obligations under Section 15(d) of the Exchange Act as promptly as practicable. The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03.	Material Modification to Rights of Security Holders

As set forth under Item 2.01 of this Current Report on Form 8-K, as of the Effective Time, (i) each outstanding share of Company Common Stock, other than certain shares held by the Company or BancorpSouth, was converted into the right to receive 0.70 shares of BancorpSouth common stock, (ii) holders of Company Common Stock became entitled to receive cash in lieu of fractional shares of BancorpSouth Common Stock and (iii) each outstanding Company equity award granted under the Company’s equity compensation plans was converted into a corresponding award with respect to BancorpSouth Common Stock, with the number of shares underlying such award (and, in the case of stock options, the applicable exercise price) adjusted based on the Exchange Ratio, as further described under Item 2.01 of this Current Report on Form 8-K.

The information set forth under Items 2.01, 3.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01.	Changes in Control of Registrant.

On October 29, 2021, the Company merged with and into BancorpSouth pursuant to the Merger Agreement, with BancorpSouth as the surviving corporation and being renamed “Cadence Bank” in connection with the Merger.

The information set forth under Items 2.01, 3.03 and 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 25, 2021, William B. Harrison, Jr. notified the Company of his intention to resign as a member of the board of directors of the Company, effective upon the consummation of the Merger. The resignation of Mr. Harrison was not the result, in whole or in part, of any disagreement with the Company or the Company’s management.  Effective upon the consummation of the Merger, and pursuant to the terms of the Merger Agreement, the Company’s directors and executive officers ceased serving as directors and executive officers of the Company.

At the Effective Time, Paul B. Murphy, Jr., the current Chairman and Chief Executive Officer of the Company, was appointed as Executive Vice Chairman and a member of the board of directors of BancorpSouth, Valerie C. Toalson, the current Executive Vice President and Chief Financial Officer of the Company, was appointed as Senior Executive Vice President and Chief Financial Officer of BancorpSouth and Rudolph H. Holmes, IV, the current Executive Vice President, Business Services of the Company, was appointed as Senior Executive Vice President and Chief Banking Officer of BancorpSouth.

Effective upon the consummation of the Merger, and in accordance with the Merger Agreement, the board of directors of BancorpSouth took action to expand the size of the board of BancorpSouth to nineteen (19) directors. To fill the resulting vacancies, the following individuals, each of whom was a member of the board of directors of the Company immediately prior to the consummation of the Merger, were appointed to the board of directors of BancorpSouth in the classes indicated: Joseph W. Evans (Class III), J. Richard Fredericks (Class III), Virgina A. Hepner (Class I), Mr. Murphy (Class I), Precious W. Owodunni (Class II), Marc J. Shapiro (Class III), Kathy N. Waller (Class I) and J. Thomas Wiley Jr. (Class II) (collectively, the “New Directors”). Other than the Merger Agreement, and in the case of Mr. Murphy, his employment agreement, there are no arrangements between the New Directors and any other person pursuant to which the New Directors were selected as directors.

On October 27, 2021, the Compensation Committee of the Company approved the one-time grant of performance-vesting retention restricted stock unit awards in respect of Company Common Stock under the Amended and Restated Cadence Bancorporation 2015 Omnibus Incentive Plan, as amended.  The awards will be eligible to vest based on the level of achievement (subject to a maximum of 150% of target level) of pre-established performance goals tied to return on average assets, operating efficiency and strategic measures, such as customer satisfaction, talent retention and systems integration during the three year period following the Merger.  The target grant date value of the awards granted to Mr. Murphy is $3,000,000, Ms. Toalson is $1,100,000, Mr. Holmes is $1,500,000 and Edward H. Braddock is $375,000.  The number of shares of Company Common Stock subject to such award will be determined by dividing the target grant date value by the product of (1) the average of the volume weighted average prices of a share of BancorpSouth Common Stock as reported by Bloomberg for the consecutive period of twenty (20) full trading days ending on the full trading day preceding the date of consummation of the Merger, and (2) the exchange ratio in the Merger, with such number of shares of Company Common Stock subject to the awards to be adjusted at the Effective Time to reflect the exchange ratio.  Pursuant to the award agreements, the awards will remain outstanding and eligible to be earned based on the level of achievement of the applicable goals, upon certain terminations of the award holder’s employment, including a termination without cause or for good reason following the Effective Time.

The Compensation Committee also approved the entering into of a letter agreement with Sam M. Tortorici pursuant to which the Company and Mr. Tortorici agreed that his termination of employment following the Effective Time constituted a termination without cause for purposes of the employment agreement between him and the Company, dated as of June 1, 2020, and the agreements evidencing his outstanding equity awards.  The letter also provides that, in connection with the Merger and his termination of employment, Mr. Tortorici will receive a prorated bonus for 2021, based on the level of achievement of the applicable performance goals determined by the Compensation Committee, in the amount of $648,534, and, in consideration of a six-month extension of the non-solicitation covenant set forth in his employment agreement, such that his obligations thereunder expire on the date that is 18 months after his termination, Mr. Tortorici will be paid an additional $250,000.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws.

As of the Effective Time, the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws of the Company ceased to be in effect by operation of law and the organizational documents of BancorpSouth (as successor to the Company by operation of law), as in effect immediately prior to the Effective Time and consistent with the terms of the Merger Agreement, remained the Articles of Incorporation and Bylaws of BancorpSouth, which Articles of Incorporation and Bylaws were amended effective as of immediately following the Bank Merger. A copy of the Amended and Restated Articles of Incorporation of BancorpSouth and the Articles of Amendment to the Articles of Incorporation of BancorpSouth, in each case as in effect as of the Effective Time, the Articles of Second Amendment to the Articles of Incorporation of BancorpSouth effective as of October 29, 2021, the Amended and Restated Bylaws of BancorpSouth and the First Amendment to the Amended and Restated Bylaws of BancorpSouth, in each case as in effect as of the Effective Time, and the Second Amendment to the Amended and Restated Bylaws of BancorpSouth effective as of October 29, 2021 are filed as Exhibits 3.1, 3.2, 3.3, 3.4, 3.5 and 3.6 of this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

Item 8.01.	Other Events.

On October 29, 2021, the Company and BancorpSouth issued a joint press release announcing the completion of the Merger, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT INDEX

Exhibit No.	Description
2.1*
Agreement and Plan of Merger, dated as of April 12, 2021 and amended as of May 27, 2021, by and between BancorpSouth and the Company (incorporated by reference to Annex A to the Company’s Definitive Proxy Statement, filed with the Commission on July 7, 2021)

3.1	Amended and Restated Articles of Incorporation of BancorpSouth
3.2	Articles of Amendment to the Amended and Restated Articles of Incorporation of BancorpSouth
3.3	Articles of Second Amendment to the Amended and Restated Articles of Incorporation of BancorpSouth
3.4	Amended and Restated Bylaws of BancorpSouth
3.5	First Amendment to the Amended and Restated Bylaws of BancorpSouth
3.6	Second Amendment to the Amended and Restated Bylaws of BancorpSouth
99.1	Joint Press Release, dated October 29, 2021
104	Cover Page Interactive Data File (formatted as inline XBRL document)

* Certain schedules and similar attachments have been omitted in accordance with Item 601(a)(5) of Regulation S-K. the Company hereby undertakes to furnish supplemental copies of any omitted schedules or similar attachments upon request by the SEC; provided, however, that the Company may request confidential treatment for any schedules so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CADENCE BANK
(as successor by merger to Cadence Bancorporation)

By:	/s/ Cathy Freeman
Name: Cathy Freeman
Title: Senior Executive Vice President Chief Administrative Officer

Dated: October 29, 2021